UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2019

Lantronix, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Explanatory Note

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 10, 2019 (the “Initial Report”), Lantronix, Inc. (“Lantronix”) reported that its wholly owned subsidiary, Lantronix Holding Company, a Delaware Corporation (“Buyer”), entered into a Share Purchase Agreement with Maestro Wireless Solutions Limited, a Hong Kong private company limited by shares (“MWS”), Fargo Telecom Asia Limited, a Hong Kong private company limited by shares (“FTA”) and Maestro & FALCOM Holdings Limited, a British Virgin Islands company (“Seller”), pursuant to which Buyer purchased from Seller 100% of the issued share capital of each of FTA and MWS for approximately $5,073,000 in cash, net of cash acquired. The purchase consideration reflects preliminary adjustments for cash, debt and transaction expenses, and may be subject to further adjustment. This Current Report on Form 8-K/A amends the Initial Report to provide the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited combined financial statements of Fargo Telecom Asia Limited, Maestro Wireless Solutions Limited and their subsidiaries as of and for the years ended December 31, 2018 and 2017, and the notes related thereto, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2019, and the related pro forma condensed combined statement of operations for the year ended June 30, 2019, and the notes related thereto, that give effect to the acquisition are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated July 5, 2019, by and among Lantronix Holding Company, Maestro Wireless Solutions Limited, Fargo Telecom Asia Limited and Maestro & FALCOM Holdings Limited.*+

23.1	Consent of RSM Hong Kong (consent of independent registered public accounting firm).

99.1	Press Release, dated July 8, 2019.++

99.2	Investor Presentation.++

99.3	Audited combined financial statements of Fargo Telecom Asia Limited, Maestro Wireless Solutions Limited and their subsidiaries as of and for the years ended December 31, 2018 and 2017.

99.4	Unaudited pro forma condensed combined financial information as of and for the year ended June 30, 2019.

*Portions of this Exhibit, including certain schedules and exhibits to this Exhibit, have been omitted in accordance with Item 601(b) of Regulation S-K. A copy of any omitted information, schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

+Filed with the Initial Report.

++Furnished with the Initial Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

September 20, 2019	/s/ Jeremy Whitaker
Jeremy Whitaker
Chief Financial Officer

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